(Multicurrency—Cross Border)

ISDA®
International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of December 28, 2006

WACHOVIA BANK, NATIONAL ASSOCIATION (“Party A”)	and	SUPPLEMENTAL INTEREST TRUST, STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2006-S4 (“Party B”)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1.        Interpretation

(a)  Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)  Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)  Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.        Obligations

(a)  General Conditions.

(i)	Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)
Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)
Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency, of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

WACHOVIA BANK, NATIONAL ASSOCIATION		SUPPLEMENTAL INTEREST TRUST, STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2006-S4

By: Citibank N.A., not in its individual capacity, but solely as Trustee

By:	/s/ Kim V. Farr	By:	/s/ Karen Schluter

Name: Kim V. Farr Title: Director Date: 12/28/06		Name: Karen Schluter Title: Vice President Date: 12/28/06

Rate Swap Schedule

SCHEDULE
to the
Master Agreement

dated as of December 28, 2006

between

WACHOVIA BANK, N.A.	and
CITIBANK, N.A., not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created pursuant to Trust Agreement (as defined below) (the “Supplemental Interest Trust”)

_______________________________________ (“Party A”)		_________________________________________ (“Party B”)

Part 1

Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not applicable
Section 5(a)(vi), Not applicable
Section 5(a)(vii), Not applicable
Section 5(b)(iv), Not applicable

and in relation to Party B for the purpose of:

Section 5(a)(v), Not applicable
Section 5(a)(vi), Not applicable
Section 5(a)(vii), Not applicable
Section 5(b)(iv), Not applicable

(b)	“Specified Transaction” will not apply to Party A or to Party B.

(c)	Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of “Event of Default” in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first.”

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B; except that Section 5(a)(ii) will not apply to Party A with respect to Party A’s failure to comply with Part 5(b)(ii) or Part 5(b)(iii) herein.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B; except that Section 5(a)(iii)(1) will apply in respect of Party B’s obligations under Paragraph 3(b) of any Credit Support Document.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party B and will apply to Party A with a Threshold Amount equal to three percent of the applicable Relevant Entity’s Shareholders’ Equity.

“Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

“Shareholders’ Equity” shall mean Party A’s “Total Equity Capital” (as shown in its most recently filed Consolidated Report of Condition and Income for a Bank with Domestic and Foreign Offices Only (“Call Report”), or any report in replacement thereof.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Trust Agreement (as defined below) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses (2), (4), (6) and (7) (except to the extent that such provisions are not disapplied to Party B).

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and Party B.

Notwithstanding Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Document shall not be an Event of Default unless (A) (i) the Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, or (B) (i) a Ratings Event has occurred and is continuing and at least 10 Local Business Days (or 30 calendar days, in the case of Fitch) have elapsed since the date a Ratings Event occurred and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d)	Termination Events. The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y).”

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B; provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)	The “Transfer to Avoid Termination Event” provision of Section 6(b)(ii) shall be amended by deleting the words “or if a Tax Event upon Merger occurs and the Burdened Party is the Affected Party.”

(g)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(h)	“Termination Currency” means United States Dollars.

(i)
Timing of Party B Termination Payment. If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by Party B to Party A then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the Business Day immediately preceding the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

(j)	Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Party A as the sole Affected Party (unless otherwise provided below):

(i)
First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document and either (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements (as defined below) did not apply.

(ii)
Second Rating Trigger Replacement. (A) The Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

The “Second Rating Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the Second Trigger Required Ratings.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(iii)
Ratings Event. Party A fails to comply with the downgrade provisions as set forth in Part 5(b)(iii), after giving effect to all grace or cure periods therein, and (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the Hedge Counterparty Ratings Requirement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(k)	The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)
Party B or the Trust Fund (as defined in the Trust Agreement, dated as of December 1, 2006, among Structured Asset Securities Corporation, as depositor , Aurora Loan Services LLC, as master servicer, Citibank, N.A., as trustee (the “Trustee”), and Clayton Fixed Income Services Inc., as credit risk manager (the “Trust Agreement”)) is terminated.

(ii)
The Trust Agreement is amended or modified without the prior written consent of Party A where such consent is required under the terms of the Trust Agreement, or such amendment or modification has a materially adverse effect on Party A; provided, however, that it shall not be an Additional Termination Event where such amendment or modification involves the appointment of any successor trustee, master servicer or servicer pursuant to the terms of the Trust Agreement.

(iii)	The Class Principal Amounts of the rated Certificates are reduced to zero.

(iv)
Notice of the Master Servicer’s intention to exercise its option to purchase the Mortgage Loans pursuant to Section 7.01 of the Trust Agreement is given by the Trustee to Certificateholders pursuant to Section 7.02 of the Trust Agreement, provided that the Early Termination Date may not be earlier than the date on which the Certificates are redeemed pursuant to Section 7.02 of the Trust Agreement.

Notwithstanding anything in Section 6 of this Agreement to the contrary, any amounts due as result of the occurrence of an Additional Termination Event described in Part 1(k)(i) and Part 1(k)(iv) of this Schedule may be calculated prior to the Early Termination Date and shall be payable on the Early Termination Date.

Part 2

Representations.

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations: None.

(b)
Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(c)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

(d)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)	Party A makes the following representation(s):

None.

(ii)	Party B makes the following representation(s):

None.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B	Subject to Section 4(a)(iii), any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding on account of any Tax.	(i) promptly upon reasonable demand by the other party and (ii) promptly upon learning that any such Form previously provided by the other party has become obsolete or incorrect.

(b)	Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation
Party B
Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of this Agreement.	Yes
Party A and Party B
Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Party A and Party B	An executed copy of the Disclosure Agreement relating to the Preliminary Prospectus Supplement or Free Writing Prospectus, as applicable (each as defined in the Trust Agreement).	On the date of such Preliminary Prospectus Supplement or Free Writing Prospectus, as applicable.	Yes

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation
Party A and B	An executed copy of the Disclosure Agreement relating to the Prospectus Supplement (as defined in the Trust Agreement).	On the date of such Prospectus Supplement.	Yes
Party A and B
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party, and, in the case of Party B, opinions of counsel relating to the Trust Agreement and other deal documents reasonably satisfactory in form and substance to Party A.

		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No
Party A	A copy of the guaranty provided by the Credit Support Provider, if applicable.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	Yes
Party A	An opinion of counsel to such party relating to the enforceability of the guaranty reasonably satisfactory in form and substance to Party B, if applicable.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No
Party B	An executed copy of the Trust Agreement and other deal documents related to this Transaction.	Within 30 days after the date of this Agreement.	No
Party B
Each material amendment, supplement or waiver of the Trust Agreement, as proposed from time to time, or any other amendment or modification of the Trust Agreement that requires the written consent of Party A under the terms of the Trust Agreement.

		Promptly upon learning of any proposed amendment, supplement or waiver.	No

Part 4.

Miscellaneous.

(a)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

(i)	Addresses for notices or communications to Party A: -

Wachovia Bank, N.A.
301 South College, DC-8
Charlotte, NC 28202-0600
Attention:  Bruce M. Young
Senior Vice President, Risk Management
Fax: (704) 383-0575
Phone: (704) 383-8778

(ii)	Addresses for notices or communications to Party B:

Citibank, N.A.

[[ ]]

With a copy to:

Aurora Loan Services LLC, as Master Servicer
327 Inverness Drive South, 3rd Floor
Englewood, CO 80112
Attention: Todd Whittemore
Facsimile No.: (720) 945-3123
Telephone No.: (720) 945-3422

(b)	Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not applicable

Party B appoints as its Process Agent: Not applicable.

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)
Credit Support Document. Credit Support Document means the credit support annex entered into between Party A and Party B in relation to this Agreement, and with respect to Party A, any Eligible Guarantee, if applicable.

(g)
Credit Support Provider. Credit Support Provider means in relation to Party A, (1) Party A in its capacity as a party to the Credit Support Document and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Document.

(h)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)	Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”: and (ii) deleting the final paragraph thereof.

(l)
Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)
Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction.

(n)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(o)
Single Agreement. Section 1(c) shall be amended by adding the words “, the credit support annex entered into between Party A and Party B in relation to this Agreement” after the words “Master Agreement;” provided, that Section 5(a)(ii) shall not apply to the Credit Support Document.

(p)
Local Business Day. The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation.”

Part 5.

Other Provisions.

(a)	Definitions.

This Agreement, including each Confirmation and each Swap Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated, and superseded from time to time (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) and will be governed in all respects by the Definitions (except that references to “Swap Transactions” shall be deemed to be references to “Transactions”). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction to which such Confirmation relates.

(b)	Downgrade Provisions.

(i)
Second Trigger Failure Condition. So long as the Second Rating Trigger Requirements apply, Party A shall, at its own expense use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(f) below that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

(ii)
Collateralization Event. It shall be a collateralization event (“Collateralization Event”) if (A) either (i) the unsecured, short-term debt obligations of the Relevant Entity are rated below “A-1” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or (ii) if the Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of a Relevant Entity are rated below “A+” by S&P, or (B) the unsecured, long-term senior debt obligations or financial strength ratings of the Relevant Entity are rated below “A” by Fitch, Inc. (“Fitch”). For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement. Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or (iii) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (as defined below), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

“Rating Agency Condition” shall mean first receiving prior written confirmation from S&P and Fitch that their then-current ratings of the rated Certificates will not be downgraded or withdrawn by such Rating Agency.

(iii)
Ratings Event. It shall be a ratings event (“Ratings Event”) if at any time after the date hereof, the Relevant Entity shall fail to satisfy the Hedge Counterparty Ratings Threshold or the Relevant Entity is no longer rated by S&P. Within 30 calendar days (or, in the case of a failure to meet the requirements of subparagraph (a) of the definition of “Hedge Counterparty Ratings Threshold”, within 10 Local Business Days) from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement and (iii) upon the occurrence of a Ratings Event, Party A shall immediately be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch).

(iv)	Downgrade Definitions.

(A)
“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

(B)
“Eligible Replacement” means a Transferee (as defined in Part 5(f)(ii) herein) (i) (A) with the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings and (ii) with the ratings specified in the definition of Hedge Counterparty Ratings Requirement below.

(C)
“First Trigger Required Ratings” means with respect to an entity, either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

(D)
“Hedge Counterparty Ratings Threshold” means, with respect to S&P, (a) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “BBB-” by S&P, and with respect to Fitch, (b) either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider), are rated at least “BBB+” by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least “F2” by Fitch. For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.

(E)
“Hedge Counterparty Ratings Requirement” means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(F)	“Moody’s” means Moody's Investors Service, Inc.

(G)	“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

(H)	A “Second Trigger Failure Condition” occurs at any time no Relevant Entity maintains the Second Trigger Required Ratings.

(I)
“Second Trigger Required Ratings” means with respect to an entity (A) either where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s, and (B) where such entity is not the subject of a Moody’s Short-term Rating, if the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

(c)	Additional Representations.

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(i)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act.

(ii)	Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(iii)
Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(A)
Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.

(B)
Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(C)
Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(D)	Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)	Section 4 is hereby amended by adding the following new agreement:

Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(e)
Section 1(c). For purposes of Section 1(c) of the Agreement, the Transaction evidenced by Confirmation with Reference ID: [[ ]], dated December [[ ]], 2006, between Party A and Party B, as amended from time to time, shall be the sole Transaction under the Agreement.

(f)	Transfer.

(i)
Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) (provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer) and Part 5(f)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without first satisfying the Rating Agency Condition and without the prior written consent of Party B.

(ii)
Subject to Part 5(o) below, Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement through a novation or other assignment and assumption agreement or similar agreement in form and substance reasonably satisfactory to Party B (acting at the direction of the Depositor); provided that (A) Party B (acting at the direction of the Depositor) shall determine whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement, (B) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (C) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (D) Party A receives confirmation from each Rating Agency (other than Moody’s) that transfer to the Transferee does not violate the Rating Agency Condition. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(iii)
If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(iv)
Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Part 5(f) will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(g)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Trustee not individually or personally but solely as trustee of Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by Trustee but is made and intended for the purpose of binding only Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Supplemental Interest Trust under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust, in accordance with the terms of the Trust Agreement, unless the Trustee was grossly negligent or acted with willful misconduct.

(h)
Proceedings. Without impairing any right afforded to it under the Trust Agreement as a third party beneficiary, Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Trust Fund any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(i)
Amendments to Events of Default. The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “first” in place thereof.

(j)
Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the words “to another account in the same legal and tax jurisdiction as the original account” following the word “delivery” in the first line thereof.

(k)	Trust Agreement.

(i)	Capitalized terms used in this Agreement that are not defined herein and are defined in the Trust Agreement shall have the respective meanings assigned to them in the Trust Agreement.

(ii)	Party B will provide at least ten days’ prior written notice to Party A of any proposed amendment or modification to the Trust Agreement.

(l)	No Set-off.

(i)
 All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c), Section 6 or Part 5(q)(vi) below and paragraphs 8(a) and 8(b) of the Credit Support Document.

(ii)
Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(m)
Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(m) shall not constitute an Event of Default or a Termination Event. Each party agrees to provide to the other party any other notice reasonably expected to be provided to facilitate compliance with the terms of this Agreement and the Credit Support Document.

(n)
Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) other than as provided in the Disclosure Agreements, the preparation of or passing on the disclosure and other information contained in any offering circular or offering document for the Certificates, the Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement or the Disclosure Agreements; or (vii) any other aspect of Party B’s existence.

(o)
Amendments. This Agreement will not be amended unless the Rating Agency Condition is satisfied. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made unless each Rating Agency has been given prior written notice of such amendment, designation or transfer.

(p)
Non-Petition and Limited Recourse. The liability of Party B under this Agreement is limited in recourse to the assets of the Trust Fund, and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Trust Agreement. Upon application of and exhaustion of all of the assets of the Trust Fund (and proceeds thereof) in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Trust Agreement.

(q)
Calculations. Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)	The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(ii)	The definition of“Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding; provided that:

(A)
If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest negative number shall equal the largest absolute value such that, for example, negative 3 shall be lower than negative 2); or

(B)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)
For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine (acting at the direction of the Depositor) whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided, however, that notwithstanding the provisions of this Part 5(q), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

(iv)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

WACHOVIA BANK, N.A.		CITIBANK, N.A., not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created pursuant to Trust Agreement

By:	/s/ Kim V. Farr	By:	/s/ Karen Schluter
Name: Kim V. Farr Title: Director		Name: Karen Schluter Title: Vice President

[Logo]

Wachovia Bank, N.A.
310 South College Street
Charlotte, NC 28288

DATE:	December 28, 2006

TO:
Supplemental Interest Trust
Structured Asset Securities Corporation Mortgage Loan Trust 2006-S4 (“Party B”)
c/o Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Structured Finance - SASCO 2006-S4

FROM:	Wachovia Bank, N.A. (“Party A”) 310 South College Street Charlotte, NC 28288

RE:	Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of December 28, 2006, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	December 19, 2006
Effective Date:	January 25, 2007, subject to adjustment in accordance with the Following Business Day Convention
Termination Date:	December 25, 2011, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	For a Calculation Period, the amount set forth opposite the Period End Date on Schedule A hereto
Fixed Amounts:

Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	For a Calculation Period, the Period End Date set forth on Schedule A hereto
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:

Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	For a Calculation Period, the Period End Date set forth on Schedule A hereto
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate Payer Upfront Payment:
$981,000. Party A shall pay Lehman Brothers Holdings Inc. (for the benefit of Party B) the Floating Rate Payer Upfront Payment on or prior to December 28, 2006, subject to adjustment in accordance with the Following Business Day Convention.

2

Floating Amounts:

	Reset Dates:	The first day of each Calculation Period.
	Compounding:	Inapplicable
Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York or Colorado are closed.

2.	Procedural Terms:

	Calculation Agent:	Party A
	Offices:	The Office of Party A for this Swap Transaction is Charlotte, NC.
Account Details:

	Payments to Party A:	Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1613581) Account #: 04659360006116
	Payments to Party B:	Citibank NA ABA# 021-000-089 Acct Name: Structured Finance Incoming Wire Acct #: 3617-2242 Ref: SASCO 2006-S4/106285

For Floating Rate Payer Upfront Payment Only:
	Payments to Lehman Brothers Holdings Inc.:	Chase NYC Aba 021000021 a/c LBI a/c 066206677 Reference: SASCO 2006-S4 Upfront Swap Payment

3

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to (704) 383-9139 to the attention of Fixed Income Documentation:

Fax Number :   (704) 383-9139
Telephone Number :  (704) 383-4599

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Kim V. Farr

Name: Kim V. Farr Title: Director

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST, STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2006-S4 By: Citibank, N.A., not in its individual capacity, but solely as Trustee

By:	/s/ Karen Schluter

Name: Karen Schluter Title: Vice President

4

SCHEDULE A to the Confirmation dated as of December 28, 2006
Re: Reference Number 1680532

Amortization Schedule, *subject to adjustment in accordance with the Following Business Day Convention

Period End Date:	Notional Amount (USD)	Fixed Rate (%)
February 25, 2007	499,847,000.00	5.5300%
March 25, 2007	488,064,000.00	5.5200%
April 25, 2007	471,469,000.00	5.4900%
May 25, 2007	454,486,000.00	5.4400%
June 25, 2007	438,106,000.00	5.3800%
July 25, 2007	422,308,000.00	5.3000%
August 25, 2007	407,070,000.00	5.2300%
September 25, 2007	392,374,000.00	5.1500%
October 25, 2007	378,201,000.00	5.0800%
November 25, 2007	362,073,000.00	5.0200%
December 25, 2007	346,622,000.00	4.9700%
January 25, 2008	330,466,000.00	4.9300%
February 25, 2008	311,491,000.00	4.9000%
March 25, 2008	293,587,000.00	4.8700%
April 25, 2008	276,694,000.00	4.8500%
May 25, 2008	260,755,000.00	4.8300%
June 25, 2008	245,715,000.00	4.8200%
July 25, 2008	231,525,000.00	4.8200%
August 25, 2008	218,135,000.00	4.8100%
September 25, 2008	205,502,000.00	4.8100%
October 25, 2008	193,582,000.00	4.8100%
November 25, 2008	158,782,000.00	4.8100%
December 25, 2008	134,723,000.00	4.8000%
January 25, 2009	117,091,000.00	4.7900%
February 25, 2009	103,686,000.00	4.8000%
March 25, 2009	93,236,000.00	4.8100%
April 25, 2009	84,937,000.00	4.8200%
May 25, 2009	78,263,000.00	4.8300%
June 25, 2009	72,845,000.00	4.8400%
July 25, 2009	67,778,000.00	4.8500%
August 25, 2009	63,039,000.00	4.8500%
September 25, 2009	58,608,000.00	4.8600%
October 25, 2009	54,464,000.00	4.8700%
November 25, 2009	50,587,000.00	4.8800%
December 25, 2009	46,961,000.00	4.8900%
January 25, 2010	43,571,000.00	4.9000%
February 25, 2010	40,400,000.00	4.9100%
March 25, 2010	37,435,000.00	4.9300%
April 25, 2010	34,661,000.00	4.9400%
May 25, 2010	32,068,000.00	4.9400%
June 25, 2010	29,643,000.00	4.9500%

5

Period End Date:	Notional Amount (USD)	Fixed Rate (%)
July 25, 2010	27,375,000.00	4.9600%
August 25, 2010	25,254,000.00	4.9700%
September 25, 2010	23,270,000.00	4.9800%
October 25, 2010	21,414,000.00	4.9900%
November 25, 2010	19,679,000.00	5.0000%
December 25, 2010	18,057,000.00	5.0000%
January 25, 2011	16,540,000.00	5.0100%
February 25, 2011	15,121,000.00	5.0300%
March 25, 2011	13,794,000.00	5.0400%
April 25, 2011	12,553,000.00	5.0500%
May 25, 2011	11,393,000.00	5.0500%
June 25, 2011	10,308,000.00	5.0600%
July 25, 2011	9,293,000.00	5.0700%
August 25, 2011	8,344,000.00	5.0700%
September 25, 2011	7,457,000.00	5.0700%
October 25, 2011	6,627,000.00	5.0800%
November 25, 2011	5,851,000.00	5.0800%
December 25, 2011	5,125,000.00	5.0800%

6

Elections and Variables
to the 1994 ISDA Credit Support Annex
dated as of
December 28, 2006
between

WACHOVIA BANK, N.A.	and	CITIBANK, N.A., not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created pursuant to Trust Agreement
_______________________________________ (“Party A”)		_________________________________________ (“Party B”)

Paragraph 13.

(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations: None.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)
“Delivery Amount” has the meaning specified in Paragraph 3(a), except that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date;” provided, that the Delivery Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Delivery Amount shall be the greatest of such calculated amounts.

(B)
“Return Amount” has the meaning specified in Paragraph 3(b); provided, that the Return Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Return Amount shall be the least of such calculated amounts.

(C)	“Credit Support Amount” has the meaning specified in Paragraph 13(j)(iv).

(ii)
Eligible Credit Support. The following Valuation Percentages[1] shall apply to Eligible Collateral with respect to Party A; provided, however, that all Eligible Collateral shall be denominated in United States Dollars.

1 With respect to collateral types not listed below, such assets will be subject to review by each of S&P, Fitch and Moody’s.

1

Collateral	S&P Valuation Percentage	Fitch Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
Cash	100%	100%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.5%	97.5%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	89.9%	86.3%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	83.9%	86.7%	100%	87%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of not more than one year	98.0%	(2)	100%	99%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than one year but not more than ten years	86.9%	(3)	100%	93%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than ten years	77.9%	(4)	100%	86%

(iii)	Thresholds.

(A)	“Independent Amount” means with respect to Party A: Zero

“Independent Amount” means with respect to Party B: Zero

(B)
“Threshold” means with respect to Party A: infinity; provided that the Threshold with respect to Party A shall be zero for so long as no Relevant Entity has the First Trigger Required Ratings or a Collateralization Event is occurring and (i) no Relevant Entity has had the First Trigger Required Ratings since this Annex was executed, or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the First Trigger Required Ratings, or (iii) no Relevant Entity has met the Hedge Counterparty Ratings Requirement since this Annex was executed, or (iv) at least 30 calendar days have elapsed since the last time a Collateralization Event occurred or (v) a Ratings Event is occurring.

2 Subject to review by Fitch.
3 Subject to review by Fitch.
4 Subject to review by Fitch.

2

“Threshold” means with respect to Party B: infinity.

(C)
“Minimum Transfer Amount” means with respect to Party A: USD $100,000; provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000.

(D)
“Minimum Transfer Amount” means with respect to Party B: USD $100,000 (or if the Posted Collateral is less than $100,000, the aggregate Value of Posted Collateral), provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000 (or if the Posted Collateral is less than $50,000, the aggregate Value of Posted Collateral).

(E)
Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Delivery Amount will be rounded up to the nearest integral multiple of $1,000. The Return Amount will be rounded down to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(iv)
“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 5(q) of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A in all circumstances.

(ii)	“Valuation Date” means the first Local Business Day in each week.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

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(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., New York time on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)
Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Eligible Credit Support or Posted Credit Support as of the relevant Valuation Date or date of Transfer will be calculated as follows:

(A)
with respect to any Eligible Credit Support or Posted Credit Support comprising securities (“Securities”) the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 5(c)(ii) or included in the applicable price) as of such date; and

(B)	with respect to any Cash, the face amount thereof.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians:

A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:

(1)  Posted Collateral may be held only in the following jurisdiction: United States.

(2)  The Custodian for Party B (A) is a commercial bank or trust company which is unaffiliated with Party B and organized under the laws of the United States or state thereof, having assets of at least $500 million and a long term debt or a deposit rating of at least (i) Baa2 from Moody’s and (ii) A-1 from S&P, or is the Trustee, and a short term rating from Fitch of at least “F1” and (B) shall hold all Eligible Credit Support in the Collateral Account in accordance with the provisions of the Trust Agreement.

Initially, the Custodian for Cash and Securities for Party B is: The Trustee under the Trust Agreement, or any successor trustee thereto.

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(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(iii)
Notice. If a party or its Custodian fails to meet the criteria for eligibility to hold (or, in the case of a party, to use) Posted Collateral set forth in this Paragraph 13(g), such party shall promptly notify the other party of such ineligibility.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual rate of interest earned on Posted Collateral, or such other rate as the parties may agree from time to time.

(ii)
Transfer of Interest Amount. The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is transferred to the Pledgor pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that transfer, provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Address for Transfers.

Party A: To be notified to Party B by Party A at the time of the request for the transfer.

Party B: To be notified to Party A by Party B upon request by Party A.

(j)	Other Provisions.

(i)	Events of Default.

Subclause (iii) shall be deleted from Paragraph 7.

(ii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor.

(iii)	Cumulative Rights.

The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

(iv)	Ratings Criteria.

“Credit Support Amount” means (a) in respect of S&P, the S&P Credit Support Amount, (b) in respect of Fitch, the Fitch Credit Support Amount, and (c) in respect of Moody’s, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, as applicable.

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With respect to Fitch:

“Fitch Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date (x) on which a Collateralization Event with respect to Fitch has occurred and been continuing for at least 30 calendar days or (y) on which a Ratings Event with respect to Fitch has occurred and is continuing, an amount equal to the sum of (1) the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions and (2) the aggregate of the products of the Volatility Buffer for each Transaction and the Notional Amount of each Transaction for the Calculation Period of each such Transaction which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Volatility Buffer” shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

	Weighted Average Life (Years)
Notes’ Rating	1	2	3	4	5	6	7	8	9	10	11	12	13	14	>=15
USD Interest Rate Swaps
AA- or Better	0.8	1.7	2.5	3.3	4.0	4.7	5.3	5.9	6.5	7.0	7.5	8.0	8.5	9.0	9.5
A+/A	0.6	1.2	1.8	2.3	2.8	3.3	3.8	4.2	4.6	5.0	5.3	5.7	6.0	6.4	6.7
A-/BBB+	0.5	1.0	1.6	2.0	2.5	2.9	3.3	3.6	4.0	4.3	4.7	5.0	5.3	5.6	5.9

With respect to Moody’s:

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which (I) a First Trigger Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean the lesser of:

(1) the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; and

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(2) the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A such Valuation Date.

“First Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.

“DV01” means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party’s Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

“Moody’s First Trigger DV01 Multiplier” means 25.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s First Trigger Notional Amount Multiplier” means 4%.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which it is the case that a Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge, the lesser of

(1) the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; and

(2) the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

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if such Transaction is a Transaction-Specific Hedge, the lesser of

(1) the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; and

(2) the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

8

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) of the Master Agreement on such Next Payment Date less any payments due to be made by Party B under Section 2(a) of the Master Agreement on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c) of the Master Agreement) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Second Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger DV01 Multiplier” means 60.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 75.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 11%.

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Notional Amount Multiplier” means 9%.

9

With respect to S&P:

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date (x) on which a Collateralization Event with respect to S&P has occurred and been continuing for at least 30 calendar days or (y) on which a Ratings Event with respect to S&P has occurred and is continuing, an amount equal to the sum of (1) the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions and (2) the aggregate of the products of the Volatility Buffer for each Transaction and the Notional Amount of each Transaction for the Calculation Period of each such Transaction which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Volatility Buffer” shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

Short-term credit rating of Party A’s Credit Support Provider	Remaining Weighted Average Life Maturity up to 3 years	Remaining Weighted Average Life Maturity up to 5 years	Remaining Weighted Average Life Maturity up to 10 years	Remaining Weighted Average Life Maturity up to 30 years
At least “A-2”	2.75	3.25	4.00	4.75
“A-3”	3.25	4.00	5.00	6.25
“BB+” or lower	3.50	4.50	6.75	7.50

(v)	Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(A)	shall be given to or made at the following addresses:

If to Party A:

As set forth in Part 4(a) of the Schedule.

If to Party B:

As set forth in Part 4(a) of the Schedule.

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this subparagraph) to the other party;

(B)
shall be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

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Pursuant to the Section 4.03 of the Trust Agreement, the monthly report to Certificateholders shall be made available to Party A in the manner and form specified therein.

(vi)	Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the first sentence of this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, except with respect to Party B’s obligations under Paragraph 3(b), (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A.

(vii)	Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by the Trustee not individually or personally but solely as supplemental interest trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Trust Agreement; unless the Trustee was grossly negligent or acted with wilful misconduct.

(viii)	External Marks.

At such time as the long-term senior debt rating of Party A’s Credit Support Provider is BBB or lower from S&P, Party A in its capacity as Valuation Agent shall get external verification of its calculation of Exposure on a monthly basis. This verification shall be at Party A’s expense and may not be verified by the same entity more than four (4) times in any twelve (12)-month period. The external mark should reflect the higher of two (2) bids from counterparties that would be willing and eligible to provide the swap in the absence of the current provider. Such bids and any external marks received by the Valuation Agent shall be provided to S&P. The calculation of Exposure should be based on the greater of the internal and external marks.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

WACHOVIA BANK, N.A.		CITIBANK, N.A., not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created pursuant to Trust Agreement

By:	/s/ Kim V. Farr	By:	/s/ Karen Schluter
Name: Kim V. Farr Title: Director		Name: Karen Schluter Title: Vice President

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Table 1

Moody’s First Trigger Factor

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.25%
More than 1 but not more than 2	0.50%
More than 2 but not more than 3	0.70%
More than 3 but not more than 4	1.00%
More than 4 but not more than 5	1.20%
More than 5 but not more than 6	1.40%
More than 6 but not more than 7	1.60%
More than 7 but not more than 8	1.80%
More than 8 but not more than 9	2.00%
More than 9 but not more than 10	2.20%
More than 10 but not more than 11	2.30%
More than 11 but not more than 12	2.50%
More than 12 but not more than 13	2.70%
More than 13 but not more than 14	2.80%
More than 14 but not more than 15	3.00%
More than 15 but not more than 16	3.20%
More than 16 but not more than 17	3.30%
More than 17 but not more than 18	3.50%
More than 18 but not more than 19	3.60%
More than 19 but not more than 20	3.70%
More than 20 but not more than 21	3.90%
More than 21 but not more than 22	4.00%
More than 22 but not more than 23	4.00%
More than 23 but not more than 24	4.00%
More than 24 but not more than 25	4.00%
More than 25 but not more than 26	4.00%
More than 26 but not more than 27	4.00%
More than 27 but not more than 28	4.00%
More than 28 but not more than 29	4.00%
More than 29	4.00%

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Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.60%
More than 1 but not more than 2	1.20%
More than 2 but not more than 3	1.70%
More than 3 but not more than 4	2.30%
More than 4 but not more than 5	2.80%
More than 5 but not more than 6	3.30%
More than 6 but not more than 7	3.80%
More than 7 but not more than 8	4.30%
More than 8 but not more than 9	4.80%
More than 9 but not more than 10	5.30%
More than 10 but not more than 11	5.60%
More than 11 but not more than 12	6.00%
More than 12 but not more than 13	6.40%
More than 13 but not more than 14	6.80%
More than 14 but not more than 15	7.20%
More than 15 but not more than 16	7.60%
More than 16 but not more than 17	7.90%
More than 17 but not more than 18	8.30%
More than 18 but not more than 19	8.60%
More than 19 but not more than 20	9.00%
More than 20 but not more than 21	9.00%
More than 21 but not more than 22	9.00%
More than 22 but not more than 23	9.00%
More than 23 but not more than 24	9.00%
More than 24 but not more than 25	9.00%
More than 25 but not more than 26	9.00%
More than 26 but not more than 27	9.00%
More than 27 but not more than 28	9.00%
More than 28 but not more than 29	9.00%
More than 29	9.00%

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Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.75%
More than 1 but not more than 2	1.50%
More than 2 but not more than 3	2.20%
More than 3 but not more than 4	2.90%
More than 4 but not more than 5	3.60%
More than 5 but not more than 6	4.20%
More than 6 but not more than 7	4.80%
More than 7 but not more than 8	5.40%
More than 8 but not more than 9	6.00%
More than 9 but not more than 10	6.60%
More than 10 but not more than 11	7.00%
More than 11 but not more than 12	7.50%
More than 12 but not more than 13	8.00%
More than 13 but not more than 14	8.50%
More than 14 but not more than 15	9.00%
More than 15 but not more than 16	9.50%
More than 16 but not more than 17	9.90%
More than 17 but not more than 18	10.40%
More than 18 but not more than 19	10.80%
More than 19 but not more than 20	11.00%
More than 20 but not more than 21	11.00%
More than 21 but not more than 22	11.00%
More than 22 but not more than 23	11.00%
More than 23 but not more than 24	11.00%
More than 24 but not more than 25	11.00%
More than 25 but not more than 26	11.00%
More than 26 but not more than 27	11.00%
More than 27 but not more than 28	11.00%
More than 28 but not more than 29	11.00%
More than 29	11.00%

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